POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of McMoRan Exploration Co. (the "Company"), does hereby make, constitute, and appoint RICHARD C. ADKERSON, ROBERT M. WOHLEBER, and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Act of shares of Company common stock that may be issued under the Adjusted Stock Award Plan, the 1998 Stock Option Plan, and the 1998 Stock Option Plan for Non-Employee Directors of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 17th day of November, 1998.



                                   /S/ JAMES R. MOFFETT
                                   JAMES R. MOFFETT

                         POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of McMoRan Exploration Co. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, ROBERT M. WOHLEBER, and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Act of shares of Company common stock that may be issued under the Adjusted Stock Award Plan, the 1998 Stock Option Plan, and the 1998 Stock Option Plan for Non-Employee Directors of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 17th day of November, 1998.



                                   /S/ RICHARD C. ADKERSON
                                   RICHARD C. ADKERSON

                         POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of McMoRan Exploration Co. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, ROBERT M. WOHLEBER, and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Act of shares of Company common stock that may be issued under the Adjusted Stock Award Plan, the 1998 Stock Option Plan, and the 1998 Stock Option Plan for Non-Employee Directors of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 17th day of November, 1998.



                                   /S/ RENE L. LATIOLAIS
                                   RENE L. LATIOLAIS

                         POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of McMoRan Exploration Co. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Act of shares of Company common stock that may be issued under the Adjusted Stock Award Plan, the 1998 Stock Option Plan, and the 1998 Stock Option Plan for Non-Employee Directors of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 17th day of November, 1998.




                                   /S/ ROBERT M. WOHLEBER
                                   ROBERT M. WOHLEBER

                         POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of McMoRan Exploration Co. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, ROBERT M. WOHLEBER, and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Act of shares of Company common stock that may be issued under the Adjusted Stock Award Plan, the 1998 Stock Option Plan, and the 1998 Stock Option Plan for Non-Employee Directors of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 9th day of November, 1998.



                                   /S/ J. TERRELL BROWN
                                   J. TERRELL BROWN

                         POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of McMoRan Exploration Co. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, ROBERT M. WOHLEBER, and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Act of shares of Company common stock that may be issued under the Adjusted Stock Award Plan, the 1998 Stock Option Plan, and the 1998 Stock Option Plan for Non-Employee Directors of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 9th day of November, 1998.



                                   /S/ THOMAS D. CLARK, JR.
                                   THOMAS D. CLARK, JR.

                         POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of McMoRan Exploration Co. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, ROBERT M. WOHLEBER, and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Act of shares of Company common stock that may be issued under the Adjusted Stock Award Plan, the 1998 Stock Option Plan, and the 1998 Stock Option Plan for Non-Employee Directors of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 17th day of November, 1998.



                                   /S/ ROBERT A. DAY
                                   ROBERT A. DAY

                         POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of McMoRan Exploration Co. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, ROBERT M. WOHLEBER, and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Act of shares of Company common stock that may be issued under the Adjusted Stock Award Plan, the 1998 Stock Option Plan, and the 1998 Stock Option Plan for Non-Employee Directors of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 17th day of November, 1998.



                                   /S/ GERALD J. FORD
                                   GERALD J. FORD

                         POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of McMoRan Exploration Co. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, ROBERT M. WOHLEBER, and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Act of shares of Company common stock that may be issued under the Adjusted Stock Award Plan, the 1998 Stock Option Plan, and the 1998 Stock Option Plan for Non-Employee Directors of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 17th day of November, 1998.



                                   /S/ B.M. RANKIN, JR.
                                   B.M. RANKIN, JR.

                         POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of McMoRan Exploration Co. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, ROBERT M. WOHLEBER, and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Act of shares of Company common stock that may be issued under the Adjusted Stock Award Plan, the 1998 Stock Option Plan, and the 1998 Stock Option Plan for Non-Employee Directors of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 17th day of November, 1998.



                                   /S/ C. DONALD WHITMIRE, JR.
                                   C. DONALD WHITMIRE, JR.